Exhibit 99.4

WESTON CAPITAL MANAGEMENT, LLC
FINANCIAL REPORT
DECEMBER 31, 2008

WESTON CAPITAL MANAGEMENT, LLC
FINANCIAL REPORT
YEAR ENDED DECEMBER 31, 2008

TABLE OF CONTENTS

PAGE

Independent Auditors’ Report	1

Financial Statements

Combined Balance Sheet	2

Combined Statement of Income and Partners’ Capital	3

Combined Statement of Cash Flows	4

Notes to Financial Statements	5 - 8

Supplemental Schedule:	9

Schedule of General and Administrative Expenses	10

INDEPENDENT AUDITORS’ REPORT

Partners and Board of Directors
Weston Capital Group

We have audited the accompanying combined balance sheet of Weston Capital Management, LLC, as of December 31, 2008 and the related combined statements of income, partners’ capital, and cash flows for the year then ended.  These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.  We did not audit the financial statements of Weston Capital Advisors, Ltd., a related entity which statements after intercompany adjustments reflect total assets of $866,113.  Those statements were audited by another auditor whose report have been furnished to us, and our opinion, insofar as it relates to the amounts included for that entity, is based solely on the report of the other auditor.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the combined financial statements referred to above present fairly, in all material respects, the financial position of Weston Capital Management, LLC as of December 31, 2008, and the results of operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Abrams, Herde and Merkel, LLP

Abrams, Herde and Merkel, LLP

New York, New York
October 1, 2009

WESTON CAPITAL MANAGEMENT, LLC
COMBINED BALANCE SHEET
DECEMBER 31, 2008

ASSETS

Current Assets
Cash	$2,920,779
Fees Receivable	4,795,081
Advances	930,224
Prepayments and Deposits	31,812

Total Current Assets	8,677,896

Fixed Assets - At Cost
Furniture and Equipment	465,402
Leasehold Improvements	77,027
542,429
Less Accumulated Depreciation	381,363

Net Book Value of Fixed Assets	161,066

Goodwill	6,471,597

TOTAL ASSETS	$15,310,559

LIABILITIES AND PARTNERS' CAPITAL

Liabilities
Accounts Payable	$2,749,018
Accrued Expenses	388,750
Other Liabilities	553,478

Total Liabilities	3,691,246

Partners' Capital	11,619,313

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$15,310,559

The accompanying notes are an integral part of these financial statments.

WESTON CAPITAL MANAGEMENT, LLC
COMBINED STATEMENT OF INCOME AND PARTNERS' CAPITAL
YEAR ENDED DECEMBER 31, 2008

INCOME FROM OPERATIONS

Fee Revenue	$12,855,555
Interest and Other Income	768,397
Income from Operations	13,623,952

General and Administrative expenses	12,465,347

Operating Income	1,158,605

Minority Interest in Subsidiary	(87,108)

Income Before Provision for Income Taxes	1,071,497

Provision for Income Taxes	52,912

NET INCOME	1,018,585

Partners' Capital, Beginning	15,313,879

Minority Interest	(786,757)

Withdrawals	(3,811,502)

Change in Translation	(114,892)

Partners' Capital, End	$11,619,313

The accompanying notes are an integral part of these financial statments.

WESTON CAPITAL MANAGEMENT, LLC
COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2008

Cash Flows From Operating Activities:
Net income	$1,018,585
Adjustments to reconcile net income to net cash used in operating activities
Depreciation	74,105
Realized Loss	219,628
Minority Interest in Net Income	87,108
Translation Adjustment	(114,892)
(Increase) decrease in assets:
Fees Receivable	3,431,608
Prepayments and Deposits	72,946
Advances	1,542,622
Increase (decrease) in Liabilities:
Accounts Payable	(3,295,140)
Accrued Expenses	(1,334,405)
Other Liabilities	466,176
Net cash provided (used in) by operating activites	2,168,341
Cash Flows From Investing Activities:
Disposal of Fixed Assets	54,405
Net cash provided (used in) by investing Activities	54,405
Cash Flows From Financing Activities:
Partners' Withdrawals and Distributions	(3,811,502)
Net Cash Distributions of Minority Interest	(901,704)
Net cash provided (used in) by financing activities	(4,713,206)

Net Decrease in Cash	(2,490,460)

Cash, Beginning of Year	5,411,239

Cash, End of Year	$2,920,779

Supplemental Disclosure of Cash Flow information:
Cash paid during the year for:
Taxes	$12,110

The accompanying notes are an integral part of these financial statments.

WESTON CAPITAL MANAGEMENT, LLC
COMBINED NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1.    ORGANIZATION AND BUSINESS

The combined financial statements of Weston Capital Management, LLC (a Connecticut limited liability company (“Weston”)) include its wholly-owned subsidiaries Weston Capital Advisers Ltd. (a UK corporation registered with the Financial Services Authority (“FSA”)), Weston Capital Asset Management, Ltd. (a Bermuda corporation), Weston Capital Asset Management, LLC (a Delaware limited liability company and registered investment advisor), and Weston Financial Services, LLC (a Delaware limited liability company and a broker dealer registered with the National Association of Securities Dealers (“NASD”)) (“collectively, “The Weston Group”).

Combined in the financial statements is the interest in three entities Weston Atlas Advisers, Ltd, Weston Atlas Partners, LLC and Weston Partners Advisors, Ltd collectively know as the Partners Fund.

The Weston Capital Group provides investment advisory services as a fund management organization specializing in alternative investments.  It develops multi-manager and single-manager investment fund products; designs customized investment portfolios as well as provide investment management and administrative services.

All material intercompany transactions and balances have been eliminated when combined.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Advertising

Advertising costs are expensed as incurred.

Advances

Advances primarily represent developmental expenditures made on behalf of new funds.  Advances will be repaid when the funds become operational.

WESTON CAPITAL MANAGEMENT, LLC
COMBINED NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Revenue Recognition

The Weston Group earns management fees ranging from 1% to 2% per annum of the month-end net assets and quarterly performance-based fees ranging from 10% to 20% of the trading profits, as defined in the respective agreements for Weston sponsored products and other consulting roles.  Performance-based fees for the various product groups are generally paid on the basis of investment profits, as defined in the respective agreements, determined as of each quarterly period.  Fees are subject to rebate arrangements, and revenues are reflected net of those rebates.

The Weston Group earns, for some of the funds it sponsors, an operating expense fee for the difference between 1% of the various Funds’ net assets per annum and the Funds’ ordinary operating expenses if less than 1%.  Net operating expenses earned for the year ending December 31, 2008 equaled $2,438,846.

Fixed Assets and Leasehold Improvements

Fixed assets and leasehold improvements are carried at cost.  Depreciation and amortization is computed on a straight-line basis using rates that are consistent with the assets useful life or lease term.

Compensated Absences

No accrual has been made for compensated absences since vacations are taken throughout the year, and the amounts are neither easily estimated nor material.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

WESTON CAPITAL MANAGEMENT, LLC
COMBINED NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

During the year, cash balances in the Bank of New Canaan and Fortis checking account exceeded the amount of $250,000 which is insured by the F.D.I.C.  In accordance with FASB #105 this represents a concentration of credit risk.

Goodwill

Goodwill represents the residual purchase price remaining after allocation of the purchase price, based upon the fair value of assets acquired.  Goodwill and intangible assets deemed to have indefinite lives are not amortized, but are subject to annual impairment test.  Intangible assets deemed to have definite lives are amortized over their estimated useful lives. The Company annually reviews goodwill for recoverability based primarily on a multiple of earnings analysis comparing the fair value to the carrying value.  As required by SFAS No. 142, the Company will assess goodwill annual for impairment during and more frequently if impairment indicators are identified during the year.

3.    INCOME TAXES

Members of limited liability companies treated as partnerships for income tax purposes are responsible for income taxes based upon their respective share of company income.  Weston Capital Advisers, Ltd, has provided a provision for corporate income taxes in the accompanying financial statements.

4.    COMMITMENTS

The Group has lease agreements for properties in New York, Florida and Connecticut.  Net future minimum lease payments having a lease term in excess of one year are as follows:

Years Ended December 31,	Total

2009	344,990
2010	290,419
2011	174,528

Total future minimum lease payments	$809,937

The property in New York has a sublease.  Rent expense for the year ending December 31, 2008 is reflected net of sublease rent payments in the amount of $122,892.

WESTON CAPITAL MANAGEMENT, LLC
COMBINED NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

5.    MAJOR CLIENT

Included in the fees earned during the year ending December 31, 2008, were net fees earned from Wimbledon Fund Ltd.-Class C amounting to $5,644,220 and from Wimbledon Fund Ltd. –Class TT amounting to $1,961,008, and from HDN LTD to $748,346.

6.    RETIREMENT PLANS

a. The Company has a profit sharing plan covering substantially all of its full time employees. The Company made no annual contributions to the plan in 2008.

b. The Company has a 401(k) profit sharing plan for all full-time employees upon a short waiting period upon hire. The Company will match employee contributions up to 3%.

7.    CONTINGENCY

Weston has been named as a defendant in a lawsuit pending in the United States District Court, brought by a former employee.  This action was filed on March 21, 2007 pursuant to Title VII of the Civil Rights Act of 1964, as amended, asserting sex and pregnancy discrimination.  Discovery is ongoing in the case and a trial date has not yet been assigned.  Weston is defending the case vigorously and believes that the allegations of this lawsuit are without merit.

Weston and Albert Hallac have been named as a defendants in a lawsuit pending in the Connecticut Superior Court, brought by a former employee.  This action was filed on or about April 7, 2009.  The complaint alleges a violation of the Connecticut Wage Statue, Breach of Contract and Breach of the Implied Convenant of Good Faith and Fair Dealing.  The Company denies the claims and on May 28, 2009 asserted special defenses and a counterclaim against the former employee.  In the counterclaim, the Company alleges Breach of Contract, Breach of Fiduciary Duty and Negligent Misrepresentation.  Discovery is ongoing in the case and a trial date has not yet been assigned. Weston and Albert Hallac are defending the case vigorously and believe that the allegations of this lawsuit are without merit.

Included in other liabilities is an unresolved Internal Revenue Service refund in the amount of $551,343.

SUPPLEMENTAL SCHEDULE

WESTON CAPITAL MANAGEMENT, LLC
SUPPLEMENTAL INFORMATION
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2008

Executive compensation	$2,167,642
Employee compensation	4,424,228
Employee Benefits	828,078
Travel and entertainment	390,316
Promotion	190,858
Dues and licenses	256,897
Consulting fees	1,172,135
Legal fees	529,251
Accounting fees	220,353
Rent	581,665
Office Expense	993,880
Insurance	419,931
Utilities	227,082
Depreciation	74,105
Charitable contributions	150,133
Other Expenses	(161,207)

General and Administrative Expenses	$12,465,347

See independent auditors' report	10